    Nothing contained herein or in the enclosed documents shall constitute you or any person as an agent of Purchaser, the Information Agent, the Depositary, or any of their respective affiliates, or authorize you or any other person to use any document or make any statement on behalf of any of them in connection with the Offer other than the documents enclosed herewith and the statements contained therein.

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                              R.H. PHILLIPS, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 7, 2000
                                       BY
                        TOAST ACQUISITION COMPANY, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                             VINCOR HOLDINGS, INC.

                                AN AFFILIATE OF

                           VINCOR INTERNATIONAL INC.

    This Notice of Guaranteed Delivery, or one substantially equivalent to the attached form, must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates for shares of common stock, no par value (the "Shares"), of R.H. Phillips, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer or (ii) the procedures for delivery of book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See "The Tender Offer--Procedure for Tendering Shares" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                               LASALLE BANK, N.A.

      BY MAIL OR OVERNIGHT COURIER:          BY FACSIMILE TRANSMISSION:                 BY HAND:
           LaSalle Bank, N.A.                    LaSalle Bank, N.A.                 Bank of New York
    Attn: Corporate Trust Operations      Attn: Corporate Trust Operations        Attn: Steve Giurlando
   135 So. LaSalle Street, Suite 1811       135 So. LaSalle Street, Suite          101 Barclay Street
                                                        1811
            Chicago, IL 60603                     Chicago, IL 60603                    Main Lobby
                                                 Fax#: 312-904-2236                New York, NY 10286

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature of a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Toast Acquisition Company, Inc. ("Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 7, 2000, and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number (indicated below) of Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase.

    Number of Shares being tendered hereby: ____________ Shares

  Certificate No(s).
  (if available):
  ____________________________________________________________________________
  If Shares will be tendered by book-entry transfer:

  Name of Tendering Institution ______________________________________________

  Account No. _____________________________________________________________ at

  The Depository Trust Company

                                   SIGN HERE:

  ____________________________________________________________________________
                                                               (SIGNATURE(S))

   __________________________________________________________________________
                                                  (NAME(S) OF RECORD HOLDERS)
                                                               (PLEASE PRINT)

   __________________________________________________________________________
                                                                    (ADDRESS)

   __________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
                                                              (TELEPHONE NO.)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program, hereby
(a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and
(c) guarantees to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.

  ____________________________________________________________________________
   (NAME OF FIRM)

   __________________________________________________________________________
   (ADDRESS)

   __________________________________________________________________________
   (ZIP CODE)

   __________________________________________________________________________
   (TELEPHONE NO.)

  Dated: ______________________________________________________________, 2000.

  ____________________________________________________________________________
                                                       (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                                                       (NAME)

   __________________________________________________________________________
                                                                      (TITLE)

                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
      YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.